Exhibit 10.5

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (“Agreement”) is entered into as of May __, 2024 by and between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), Arch Biosurgery, Inc., a Massachusetts corporation (together with each other Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto, which shall include all wholly-owned or majority-owned subsidiaries of the Company acquired after the date hereof for so long as this Agreement remains in effect, are hereinafter sometimes referred to individually as a “Debtor” and, collectively, as the “Debtors”), and [__], acting as the Collateral Agent for the benefit of itself and [__] (collectively, the “Secured Parties”).

RECITALS

WHEREAS, the Secured Parties are parties to the Purchase Agreement (as hereafter defined), pursuant to which such Purchasers will purchase from the Company certain senior secured convertible notes each made by the Company and dated as of the date hereof (all such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “Notes”);

AND WHEREAS, the Notes are being acquired by the Secured Parties, and Secured Parties have made certain financial accommodations to the Company pursuant to that certain Securities Purchase Agreement, dated as of the date hereof among the Company, the Secured Parties, and certain other parties thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Purchase Agreement;

AND WHEREAS, each Debtor will derive substantial benefit and advantage from the financial accommodations to the Company set forth in the Purchase Agreement and the Notes, and it will be to each such Debtor’s direct interest and economic benefit to assist the Company in procuring said financial accommodations from Purchasers;

AND WHEREAS, to induce Secured Parties to enter into the Purchase Agreement and purchase the Notes, each Debtor will pledge and grant a security interest in all of its right, title and interest in and to the Intellectual Property Collateral (as hereinafter defined) as security for its Obligations for the benefit of the Secured Parties and their respective successors and assigns.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Grant of Security Interest. To secure its obligations under the Loan Agreement, Debtors grant and pledge to Secured Parties a security interest in all of Debtors’ right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1.1 Any and all copyright rights, copyright applications, copyright registrations and intellectual property rights in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

1.2 Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held for use;

1.3 Any and all design rights that may be available to Debtors now or hereafter existing, created, acquired or held for use;

1.4 All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto and any patents and patent applications claiming the priority benefit of the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

1.5 Any trademark and service mark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtors connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto and excluding only United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant, attachment, or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications (collectively, the “Trademarks”);

1.6 Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

1.7 All rights of Grantor accruing under any of the Copyrights, Patents, or Trademarks and all fees and royalties arising from such rights;

1.8 All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, or Patents; and

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1.9 All proceeds now or hereafter due or payable with respect to any of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Section 2. Recordation. Debtors authorize the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this Agreement upon request by Secured Parties.

Section 3. Authorization. Debtors hereby authorize Secured Parties to (a) modify this Agreement unilaterally by amending the exhibits to this Agreement to include any Intellectual Property Collateral which Debtor obtains subsequent to the date of this Agreement, and (b) file a duplicate original of this Agreement containing amended exhibits reflecting such new Intellectual Property Collateral.

Section 4. Loan Documents. This Agreement has been entered into pursuant to and in conjunction with the Purchase Agreement and the Notes, which are hereby incorporated by reference. The provisions of the Purchase Agreement and the Notes shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Secured Parties with respect to the Intellectual Property Collateral are as provided by the Purchase Agreement and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies.

Section 5. Miscellaneous.

5.1 No Waiver. No failure on the part of the Secured Parties or any of their Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Parties or any of their Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

5.2 Governing Law. The construction, validity, enforcement and interpretation of this Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement and the transactions contemplated hereby shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

5.3 Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement. Debtors may change their respective notice addresses by written notice given to Secured Parties five (5) days prior to the effectiveness of such change.

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5.4 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Debtor sought to be charged or benefited thereby and each of the Secured Parties. Any such amendment or waiver shall be binding upon the Secured Parties and the Debtor sought to be charged or benefited thereby and their respective successors and assigns.

5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Debtor shall assign or transfer its rights hereunder without the prior written consent of each of the Secured Parties. Secured Parties may assign their rights hereunder without the consent of Debtors, in which event such assignee shall be deemed to be a Secured Party hereunder with respect to such assigned rights; provided, so long as no Event of Default has occurred and is continuing, Secured Parties shall not assign any of their rights hereunder to a competitor of any Company.

5.6 Counterparts; Headings. This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed by manual signature or or similar electronic signature, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

5.7 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as closely as possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.8 SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS. EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTIES TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A DEBTOR AGAINST SECURED PARTIES OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK COUNTY, BOROUGH OF MANHATTAN (AND SECURED PARTIES HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT). EACH DEBTOR HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH ACTION OR PROCEEDING BY MAILING BY REGISTERED OR CERTIFIED MAIL A COPY THEREOF TO SUCH DEBTOR AT THE ADDRESS FOR NOTICES TO IT IN ACCORDANCE WITH SECTION 5.3 OF THIS AGREEMENT AND AGREES THAT SUCH NOTICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT OF SECURED PARTIES TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

5.9 WAIVER OF RIGHT TO TRIAL BY JURY. EACH DEBTOR AND SECURED PARTIES WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH DEBTOR AND SECURED PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 5.9 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

5.10 Joint and Several. The obligations, covenants and agreements of Debtors hereunder shall be the joint and several obligations, covenants and agreements of each Debtor, whether or not specifically stated herein without preferences or distinction among them.

[Signature page follows.]

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 IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

DEBTOR:	DEBTOR:

ARCH THERAPEUTICS, INC., a Nevada corporation	ARCH BIOSURGERY, INC., a Massachusetts corporation

By:	By:
Name:	Name:
Its	Its

COLLATERAL AGENT:

[__]

By:
Name:
Its

EXHIBIT A

Copyrights

A-1

EXHIBIT B

Patents

B-1

EXHIBIT C

Trademarks

C-1